ALLEGIANT ADVANTAGE FUND

                         INSTITUTIONAL MONEY MARKET FUND

                                 Advisor Shares
                              Institutional Shares

   Supplement dated January 2, 2009 to the Prospectuses dated October 1, 2008.

 THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED
    IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

ON JANUARY 2, 2008, THE BOARD OF TRUSTEES OF THE ALLEGIANT ADVANTAGE FUND (THE "TRUST") APPROVED CHANGES TO THE INVESTMENT POLICIES OF THE ALLEGIANT ADVANTAGE INSTITUTIONAL MONEY MARKET FUND. EFFECTIVE MARCH 2, 2009, THE SENTENCE UNDER "Temporary Investments" ON PAGE 5 OF EACH OF THE PROSPECTUSES SHOULD BE DELETED AND REPLACED WITH THE FOLLOWING:

The Fund may hold cash pending investment and may invest up to 100% of its assets in cash and/or short term obligations issued or guaranteed by the U.S. government, including, but not limited to, Treasury bills, notes, bonds and certificates of indebtedness, as well as securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government for temporary defensive purposes.






          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE